Exhibit 10.37

FIFTH AMENDMENT TO EXCLUSIVE LICENSE AGREEMENTS

This Fifth Amendment to Exclusive License Agreement (this "Amendment") is entered into effective July 2, 2022 (the "Amendment Date"), by and between Elkurt, Inc., a Rhode Island corporation with an address at 297 President Ave, Providence RI 02906 ("Elkurt") and Ocean Biomedical Inc., a Delaware corporation with an address at 19W060 Avenue LaTours, Oak Brook, IL 60523 ("Licensee").

R E C I T A L S

A. Elkurt and Licensee entered into four license contracts as follows:

1. Exclusive License Agreement, subtitled, "BROWN ID 2465, 2576, 2587 (FRG) Antibody" effective as of July 31, 2020, as amended by the First Amendment to Exclusive License Agreement effective as of March 21, 2021, and the Second Amendment to Exclusive License Agreement effective as of August 31, 2021, and the Third Amendment to Exclusive License Agreement effective as of March 25, 2022, and the Fourth Amendment to Exclusive License Agreement, effective as of July 1, 2022 (as so amended, "**License 1**");

2. Exclusive License Agreement, subtitled, "BROWN ID 3039 - Bi Specific Antibody Anti-CTLA4" effective as of July 31, 2020, as amended by the First Amendment to Exclusive License Agreement effective as of March 21, 2021, and the Second Amendment to Exclusive License Agreement effective as of August 31, 2021, and the Third Amendment to Exclusive License Agreement effective as of March 25, 2022, and the Fourth Amendment to Exclusive License Agreement, effective as of July 1, 2022 (as so amended, "**License 2**");

3. Exclusive License Agreement, subtitled, "BROWN ID 2502 - (Chit1) Small Molecule Antifibrotic" effective as of July 31, 2020, as amended by the First Amendment to Exclusive License Agreement effective as of March 21, 2021, and the Second Amendment to Exclusive License Agreement effective as of August 31, 2021, and the Third Amendment to Exclusive License Agreement effective as of March 25, 2022, and the Fourth Amendment to Exclusive License Agreement, effective as of July 1, 2022 (as so amended, the "**License 3**"); and

4. an Exclusive License Agreement, subtitled, "BROWN ID 2613 Bispecific (FRG)xAnti-PD-1 (FRGxPD-1)" effective as of July 31, 2020, as amended by the First Amendment to Exclusive License Agreement effective as of March 21, 2021, and the Second Amendment to Exclusive License Agreement effective as of August 31, 2021, and the Third Amendment to Exclusive License Agreement effective as of March 25, 2022, and the Fourth Amendment to Exclusive License Agreement, effective as of July 1, 2022 (as so amended, the "**License 4**");

B. License 1, License 2, License 3, and License 4 are each referred to herein as an "**Elkurt License**" and collectively as the "**Four Elkurt Licenses**."

NOW, THEREFORE, Elkurt and Licensee, in consideration of the foregoing premises and the mutual promises herein, intending to be legally bound, hereby agree as follows:

1 That as to Exhibit B, The Commercialization Plan of the License Agreement, each of the

dates shown thereon in each of the Four Elkurt Licenses are hereby extended by the term of Two additional years, reflecting the delay in initial fundraising as described in each of the Four Elkurt Licenses.

2 As amended by this Amendment, all provisions of each Elkurt License remain in full force and effect and are hereby ratified and confirmed. All references to each Elkurt License, wherever, whenever or however made or contained, are and shall be deemed to be references to such Elkurt License as amended by this Amendment. Section 12.6 of an Elkurt License (regarding Governing Law and Jurisdiction) is incorporated herein by reference and made a part hereof and shall govern this Amendment in all respects. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument. The signatories may execute this Amendment by electronic means and signatures, copies of which shall each be deemed to be originals. This Amendment constitutes the entire understanding between the parties hereto with respect to the matters contained herein and this Amendment shall not be modified except in writing executed by all parties hereto.

IN WITNESS WHEREOF, the parties hereto execute this Amendment:

Ocean Biomedical, Inc.

By: ______________________________
Name: Chirinjeev Kathuria
Title: Chairman

Elkurt, Inc.

By: ______________________________
Name: Jonathan Kurtis
Title: President